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                                                                      Exhibit 99

AT&T Group Segment Restatements

AT&T continually reviews the company's management model and segment structure to best reflect the dynamics of our business. As part of that ongoing review, we announced in early December anticipated changes to certain segments within the AT&T Group that would allow us to align our business to better capitalize on the fast changing telecommunications market.

SEGMENT RESTATEMENTS

         - Each segment of the AT&T Group has been restated, as applicable, to reflect the 1999 results aligned with the 2000 reporting model.

         - Revenue has been normalized for the impact of Concert, the global communications joint venture with British Telecommunications plc (BT), as if the operations that were contributed to Concert were contributed as of January 1, 1999. Wireless Services and Broadband were not impacted by Concert.

- Revenue has also been normalized for certain acquisition and divestment activity.

AT&T GROUP
AT&T Group normalized revenue was $14,981 million, $15,436 million, $15,874 million and $15,868 million for 1Q99, 2Q99, 3Q99 and 4Q99 respectively.

BUSINESS SERVICES
This segment reflects the results associated with services provided to business customers. Business Services now includes the AT&T Solutions outsourcing unit, AT&T Global Network Services (AGNS), and the AT&T Information Technology Services unit, formerly all part of the Solutions Group. The IBM outsourcing contract which was part of AGNS is now being accounted for within AT&T Solutions outsourcing, which changes the revenue growth target to 25-30%. The elimination of internal revenue between AT&T Solutions outsourcing, AGNS and Business Services was previously included in Corporate and Other, but is now eliminated within Business Services. Business Services also now includes internal revenue from AT&T WorldNet Services, which is eliminated in Corporate and Other. Additionally, management of the business sales force that supports wireless products was transferred to Wireless Services. Revenue has been normalized to show the impact of AGNS for periods prior to the acquisition and for Concert as if the operations that were contributed to Concert were contributed as of January 1, 1999. The net impact of Concert reflects AT&T's contribution to Concert of certain multinational customer accounts, foreign billed revenue and other international products, and Concert's purchase from AT&T of the domestic component of global offerings.

BUSINESS SERVICES SUMMARY                                           4Q99          3Q99            2Q99         1Q99         1999
                                                                    ----          ----            ----         ----         ----
($M)
REVENUE                                                           $7,212        $7,056        $6,764        $6,448       $27,480
NORMALIZED REVENUE                                                 7,058         6,950         6,870         6,732        27,610
EBITDA                                                             2,540         2,347         2,269         2,332         9,488
OPERATIONAL EBITDA                                                 2,635         2,347         2,269         2,332         9,583
OPERATIONAL EBITDA MARGIN                                          36.5%         33.3%         33.6%         36.2%         34.9%
EBIT                                                               1,600         1,509         1,435         1,592         6,136
OPERATIONAL EBIT                                                   1,695         1,509         1,435         1,592         6,231

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
OPERATIONAL EBIT MARGIN                                            23.5%         21.4%         21.2%         24.7%         22.7%

BUSINESS SERVICES SUMMARY (CONT.)                                   4Q99          3Q99            2Q99         1Q99         1999
                                                                    ----          ----            ----         ----         ----
($M)
SOLUTIONS OUTSOURCING REVENUE                                        801           703           506           299         2,309
SOLUTIONS OUTSOURCING NORMALIZED REVENUE                             814           728           682           627         2,851

Note: Operational EBITDA and EBIT exclude the pretax business restructuring charge of $95 million in 4Q99.

CONSUMER SERVICES
This segment includes the results of providing telecommunications services to residential customers. Fixed wireless has been moved from Consumer Services into the Wireless Services segment. Additionally, there have been some other impacts associated with transfers between Business Services and Corporate and Other. Revenue has been normalized to show the impact of Concert as if operations that were contributed to Concert were contributed as of January 1, 1999. The impact of Concert reflects AT&T's contribution of foreign billed revenue.

CONSUMER SERVICES SUMMARY                                           4Q99          3Q99            2Q99         1Q99         1999
                                                                    ----          ----            ----         ----         ----
($M)
REVENUE                                                           $5,327        $5,578        $5,479        $5,470       $21,854
NORMALIZED REVENUE                                                 5,263         5,524         5,372         5,362        21,521
EBITDA                                                             2,267         2,352         2,029         2,044         8,692
OPERATIONAL EBITDA                                                 2,273         2,352         2,029         1,891         8,545
OPERATIONAL EBITDA MARGIN                                          42.7%         42.2%         37.0%         34.6%         39.1%
EBIT                                                               2,057         2,159         1,842         1,851         7,909
OPERATIONAL EBIT                                                   2,063         2,159         1,842         1,698         7,762
OPERATIONAL EBIT MARGIN                                            38.7%         38.7%         33.6%         31.0%         35.5%

Note: Operational EBITDA and EBIT exclude a pretax business restructuring charge of $6 million in 4Q99 and a pretax gain on the sale of Language Line of $153 million in 1Q99.

WIRELESS SERVICES
This segment was restated to align the operations of the segment with the assets included in the AT&T Wireless Group Tracking Stock. Fixed wireless has been transferred from Consumer Services and management of the business sales force that supports wireless products was transferred from Business Services. Additionally, WOOD-TV (which was sold in 1999) was transferred and corporate overhead related to the Wireless Tracking Stock was allocated to the segment, both from Corporate and Other.

WIRELESS SERVICES SUMMARY                                           4Q99          3Q99            2Q99         1Q99         1999
                                                                    ----          ----            ----         ----         ----
($M)
REVENUE                                                           $2,137        $2,050        $1,878        $1,562        $7,627
EBITDA EXCLUDING OTHER INCOME                                      (321)           397           321           184           581
OPERATIONAL EBITDA EXCL. OTHER INC.                                  210           397           321           184         1,112
OPERATIONAL EBITDA EXCL. OTHER INC. MARGIN                          9.8%         19.4%         17.1%         11.8%         14.6%
EBIT                                                               (601)            54           125          (51)         (473)
OPERATIONAL EBIT                                                    (70)            54            37          (51)          (30)
OPERATIONAL EBIT MARGIN                                            -3.3%          2.6%          2.0%         -3.3%         -0.4%

Note: Operational EBITDA excluding other income and operational EBIT exclude a pretax asset impairment charge of $531 million in 4Q99 and operational EBIT also excludes a pretax gain of $88 million on the sale of WOOD-TV in 2Q99.

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BROADBAND
There are no restatements related to Broadband.

CORPORATE AND OTHER
This group reflects the results of international operations and ventures and corporate staff functions, other corporate operations, and elimination of transactions between segments. AT&T Solutions, AGNS, and the AT&T Information Technology Services Unit, formerly all part of the Solutions Group, have been removed from this segment and are now reflected within Business Services. Eliminations between AT&T Solutions, AGNS and Business Services are now reflected within Business Services. The elimination of the sales of business services to AT&T WorldNet Services is now included in this group. Overhead costs related to the Wireless Tracking Stock have been allocated to Wireless Services and WOOD-TV (which was sold in 1999) has been transferred to Wireless Services. Revenue has been normalized to show various divestments of international businesses and for the impact of Concert as if the operations that were contributed to Concert were contributed as of January 1, 1999. The impact of Concert reflects the contribution of AT&T's international carrier services.

CORPORATE AND OTHER                                                 4Q99          3Q99            2Q99         1Q99         1999
                                                                    ----          ----            ----         ----         ----
($M)
REVENUE                                                             $131          $144          $151          $133          $559
NORMALIZED REVENUE                                                  (94)         (100)         (112)          (64)         (370)
EBITDA                                                             (157)         (120)            89         (365)         (553)
OPERATIONAL EBITDA                                                    15         (230)            10         (228)         (433)
OPERATIONAL EBITDA MARGIN                                          11.8%       -158.0%          6.9%       -170.6%        -78.4%
EBIT                                                               (269)         (212)           (3)         (454)         (938)
OPERATIONAL EBIT                                                    (97)         (322)          (82)         (317)         (818)
OPERATIONAL EBIT MARGIN                                           -74.4%       -220.5%        -54.0%       -238.0%       -147.2%

Note: Operational EBITDA and EBIT exclude certain gains and net charges of $(172) million in 4Q99, $110 million in 3Q99, $79 million in 2Q99 and $(137) million in 1Q99.